UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 22, 2026
ATLANTIC INTERNATIONAL CORP
(Exact name of registrant as specified in charter)

Delaware	001-40760	46-5319744
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

270 Sylvan Avenue, Suite 2230
Englewood Cliffs, NJ	07632
(Address of Principal Executive Offices)	(zip code)
(201) 899-4470
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)
Securities registered or to be registered as pursuant to Section 12(b) of the Act: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 22, 2026, Atlantic International Corp. (the “Company”) issued a press release announcing its revenue of $249.9 million for the first fiscal quarter ended March 31, 2026. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.01. REGULATION FD DISCLOSURE.

The disclosure in Item 2.02 above is incorporated herein by reference.

On June 23, 2026, the Company announced that Seven Stars B.V., an entity within the Company’s Circle8 Group’s platform, has been awarded a four-year framework agreement by the Dutch Vehicle Authority for the provision of specialized ICT (Information & Communication Technology) professionals. A copy of the press release announcing the agreement is attached to this Current Report on Form 8-K as Exhibit 99.2.

The furnishing of the attached press releases is not an admission as to the materiality of any information therein. The information contained in the press releases is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although the Company may do so from time to time as management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

The information in this current report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, is being furnished and will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

ITEM 8.01. OTHER EVENTS.

On June 23, 2026, Nasdaq Listing Qualifications department of the Nasdaq Stock Market LLC (“Nasdaq”) notified the Company that, based on the June 22, 2026 filing of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2026, Nasdaq has determined that the Company is now in compliance with the Nasdaq’s Listing Rule 5250(c)(1) (the “Rule”) and that the matter is now closed.

A copy of the press release announcing the Company regaining compliance with its filing requirements is attached to this Current Report on Form 8-K as Exhibit 99.3.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit No.	Description
99.1	Press release dated June 22, 2026
99.2	Press release dated June 23, 2026
99.3	Press release dated June 25, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2026	ATLANTIC INTERNATIONAL CORP.

	By:	/s/ Jeffrey Jagid
Jeffrey Jagid
Chief Executive Officer
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